================================================================================

                            SCHEDULE 14A INFORMATION
                                   (Rule 14a)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2)

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Roto-Rooter, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                Roto-Rooter, Inc.
               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: __________________________

     (2) Aggregate number of securities to which transaction applies: _________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): _______________________________________________________

     (4)  Proposed maximum aggregate value of
          transaction: __________________________________

     (5)  Total fee paid: ___________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid: __________________________________________

      (2)  Form, Schedule or Registration Statement No.: _____________________

      (3)  Filing Party: _____________________________________________________

      (4)  Date Filed: _______________________________________________________

================================================================================

                                      LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 17, 2004

         The Annual Meeting of Stockholders of Roto-Rooter, Inc. will be held at The Phoenix Club, 812 Race Street, Cincinnati, Ohio, on Monday, May 17, 2004, at 11 a.m. for the following purposes:

         (1)      To elect directors;

         (2)      To approve and adopt the Company's 2004 Stock Incentive Plan;

         (3) To approve an amendment to the Company's 2002 Executive Long-Term Incentive Plan;

         (4) To approve an amendment to the Company's Certificate of Incorporation, as amended, increasing the number of authorized shares of Capital Stock from 15,000,000 to 40,000,000 shares;

         (5) To approve an amendment to the Company's Certificate of Incorporation, as amended, to change the Company's name to Chemed Corporation; and

         (6) To transact such other business as may properly be brought before the meeting.

         Stockholders of record at the close of business on March 19, 2004, are entitled to notice of, and to vote at, the meeting.

         IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AT YOUR EARLIEST CONVENIENCE, OR VOTE BY TELEPHONE OR INTERNET AS INSTRUCTED ON THE PROXY CARD. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                               Naomi C. Dallob
                                               Secretary

April 5, 2004

                                      LOGO

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Roto-Rooter, Inc. (the "Company" or "Roto-Rooter") of proxies to be used at the Annual Meeting of Stockholders ("Annual Meeting") of the Company to be held on May 17, 2004, and any adjournments thereof. The Company's mailing address is 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202-4726. The approximate date on which this Proxy Statement and the enclosed proxy are being sent to stockholders is April 5, 2004. Each valid proxy received in time will be voted at the meeting and, if a choice is specified on the proxy, the shares represented thereby will be voted accordingly. The proxy may be revoked by the stockholder at any time before the meeting by providing notice to the Secretary.

         Only stockholders of record as of the close of business on March 19, 2004, will be entitled to vote at the Annual Meeting or any adjournments thereof. On such date, the Company had outstanding 12,083,134 shares of capital stock, par value $1 per share ("Capital Stock"), entitled to one vote per share.

                              ELECTION OF DIRECTORS

         Twelve directors are to be elected at the Annual Meeting to serve until the following annual meeting of stockholders and until their successors are duly elected and qualified. Set forth below are the names of the persons to be nominated by the Board of Directors, together with a description of each person's principal occupation during the past five years and other pertinent information.

         Unless authority is withheld or names are stricken, it is intended that the shares covered by each proxy will be voted for the nominees listed. Votes that are withheld or stricken will be excluded entirely from the vote and will have no effect. The Company anticipates that all nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the Board of Directors (except where a proxy withholds authority with respect to the election of directors). The affirmative vote of a plurality of the votes cast will be necessary to elect each of the nominees for director.

                                                     NOMINEES

EDWARD L. HUTTON                    Mr. Hutton is Chairman of the Company and
Director since 1970                 has held this position since November 1993.
Age: 84                             Previously, from 1970 to May 2001, he also
                                    served the Company as Chief Executive
                                    Officer, and from 1970 to November 1993, he served the Company as President. Mr. Hutton is also the Chairman of the Board of Directors of Omnicare, Inc., Covington,
                                    Kentucky (healthcare products and services),
                                    (hereinafter "Omnicare"). Mr. Hutton is a director of Omnicare. Mr. Hutton is the father of Thomas C. Hutton, a Vice President and a director of the Company.

KEVIN J. MCNAMARA                   Mr. McNamara is President and Chief
Director since 1987                 Executive Officer of the Company and has
Age: 50                             held these positions since August 1994 and
                                    May 2001, respectively. Previously, he
                                    served as Executive Vice President,
                                    Secretary and General Counsel from November
                                    1993, August 1986 and August 1986,
                                    respectively, to August 1994.

DONALD BREEN                        Mr. Breen is Senior Vice President of John
Nominee                             Morrell & Co., Cincinnati, Ohio (producer of
Age: 51                             fresh foods) and has held this position
                                    since 1992.

CHARLES H. ERHART, JR.              Mr. Erhart retired as President of W. R.
Director since 1970                 Grace and Co. (hereinafter "Grace"),
Age: 78                             Columbia, Maryland (international specialty
                                    chemicals, construction and packaging) in
                                    August 1990, having held that position since
                                    July 1989. Previously, he was Chairman of the Executive Committee of Grace and held that position from November 1986 to July
                                    1989. He is a director of Omnicare.

JOEL F. GEMUNDER                    Mr. Gemunder is President and Chief
Director since 1977                 Executive Officer of Omnicare and has held
Age: 64                             these positions since May 1981 and May 2001,
                                    respectively. He is also a director of
                                    Omnicare and Ultratech Stepper, Inc.

PATRICK P. GRACE                    Mr. Grace is President of MLP Capital, Inc.,
Director since 1996                 co-managing partner of several real estate
Age: 48                             and mining interests in the southeastern
                                    United States and has held that position since March 1996. From January 2002 to
                                    August 2002, he was also President and Chief
                                    Executive Officer of Kingdom Group, LLC, New
                                    York, New York (a provider of turnkey
                                    compressed natural gas fueling systems)
                                    which filed for bankruptcy in November 2002.
                                    Previously, he was President of Kingdom
                                    Group, LLC, from December 2000 to January
                                    2002 and he was Executive Vice President of Kingdom Group, LLC from August 1999 to
                                    December 2000. From December 1997 to January
                                    31, 1999, Mr. Grace was also Chief Operating and Financial Officer of C3 Communications,
                                    Inc., San Francisco, California, a unit of
                                    Level 3 Communications (interactive
                                    marketing).

THOMAS C. HUTTON                    Mr. Hutton is a Vice President of the
Director since 1985                 Company and has held this position since
Age: 53                             February 1988. He is a son of Edward L.
                                    Hutton, Chairman and a director of the
                                    Company.

SANDRA E. LANEY                     Ms. Laney is Chairman and CEO of Cadre
Director since 1986                 Computer Resources, Co., Cincinnati, Ohio
Age: 60                             (information security) and has held this
                                    position since August 31, 2001. Ms. Laney retired as an Executive Vice President and the Chief Administrative Officer of the Company on March 1, 2003, having held these positions since May 2001 and May 1991, respectively. Previously, from November 1993 until May 2001, she held the position of Senior Vice President of the Company. She is a director of Omnicare.

TIMOTHY S. O'TOOLE                  Mr. O'Toole is an Executive Vice President
Director since 1991                 of the Company and has held this position
Age: 48                             since May 1992. He is also President and
                                    Chief Executive Officer of Vitas Healthcare
                                    Corporation ("Vitas"), a wholly owned
                                    subsidiary of the Company, and has held this position since February 2004. Previously, from May 1992 to February 2004, he also served the Company as Treasurer.

DONALD E. SAUNDERS                  Mr. Saunders is Markley Visiting Professor
Director from May 1981 to           at the Farmer School of Business
May 1982, May 1983                  Administration, Miami University, Oxford,
to May 1987 and since May 1998      Ohio, and has held this position since
Age: 60                             August 2001. Mr. Saunders retired as
                                    President of DuBois Chemicals, formerly a wholly owned subsidiary of the Company and then a division of DiverseyLever, Inc., Detroit, Michigan (specialty chemicals), in
                                    October 2000, having held that position
                                    since November 1993.

GEORGE J. WALSH III                 Mr. Walsh is a partner with the law firm of
Director since 1995                 Thompson Hine LLP, New York, New York, and
Age: 58                             has held this position since January 1979.

FRANK E. WOOD                       Mr. Wood is President and Chief Executive
Director since                      Officer of Secret Communications, LLC,
May 2002                            Cincinnati, Ohio (owner and operator of
Age: 61                             radio stations) and has held this position
                                    since 1994. He is also a co-founder and
                                    principal of The Darwin Group, Cincinnati,
                                    Ohio (venture capital firm specializing in second-stage investments) and has held this position since 1998. Since 2000, he has also served as Chairman of 8e6 Technologies
                                    Corporation, Orange, California (developer of Internet filtering software).

DIRECTORS EMERITI

         In May 1983, the Board of Directors adopted a policy of conferring the honorary designation of Director Emeritus upon former directors who have made valuable contributions to the Company and whose continued advice is believed to be of value to the Board of Directors. Under this policy, each Director Emeritus is furnished with a copy of all agendas and other materials furnished to members of the Board of Directors generally and is invited to attend all meetings of the Board; however, a Director Emeritus is not entitled to vote on any matters presented to the Board. A Director Emeritus is paid an annual fee of $6,262, and for each meeting attended, a Director Emeritus is paid $220.

         It is anticipated that at the annual meeting of the Board of Directors, Mr. Walter L. Krebs will again be designated as a Director Emeritus.

COMPENSATION OF DIRECTORS

         Each member of the Board of Directors who is not an employee of the Company is paid an annual fee of $15,000 and a fee of $2,500 for each meeting attended. Each member of the Nominating Committee of the Board is paid an additional annual fee of $7,000. Each member of the Audit Committee of the Board is paid an additional annual fee of $10,000, and each member of the Compensation/Incentive Committee of the Board (other than its chairman) is paid an additional annual fee of $3,500. A Committee member, other than Nominating Committee members who receive no meeting fees, is paid $900 for each meeting of a Committee he attended unless the Committee met on the same day as the Board of Directors met, in which event, the Committee member is paid $450 for his attendance at the Committee meeting. Each member of the Executive Committee who is not an employee of the Company is paid $800 per meeting.

         The chairmen of certain Committees of the Board of Directors are paid an annual fee in addition to the attendance fees referred to above. The chairman of the Audit Committee is paid at the rate of $10,000 per annum, and the chairman of the Compensation/Incentive Committee is paid at the rate of $5,250 per annum. In addition, each member of the Board of Directors and of a Committee is reimbursed for his reasonable travel expenses incurred in connection with such meetings.

         In addition, in May 2003, each member of the Board of Directors (other than those serving on the Compensation/Incentive Committee) was granted an unrestricted stock award covering 200 shares of Capital Stock under the Company's 1995 and 1999 Stock Incentive Plans. Those directors who are members of the Compensation/Incentive Committee were paid the cash equivalent of the 200-share stock award or $7,466.

         The Company has a deferred compensation plan for nonemployee directors under which certain directors who are not employees of the Company or of a subsidiary of the Company participate. Under the plan, which is not a tax-qualified plan, an account is established for each participant to which amounts are credited quarterly at the rate of $4,000 per annum. Amounts credited to these accounts are used to purchase shares of Capital Stock, and all dividends received on such shares are reinvested in such Capital Stock. Each participant is entitled to receive the balance in his account within 90 days following the date he ceases to serve as a director.

         Directors may also elect to defer receipt of their directors' fees under the Company's Excess Benefit Plan.

COMMITTEES AND MEETINGS OF THE BOARD

         The Company has the following Committees of the Board of Directors:
Audit Committee, Nominating Committee and Compensation/Incentive Committee.

         The Audit Committee (a) is directly responsible for the appointment, compensation, and oversight of a firm of independent accountants to audit the Company and its consolidated subsidiaries, (b) reviews and reports to the Board of Directors on the Company's annual financial statements and the independent accountants' report on such financial statements, (c) meets with the Company's senior financial officers, internal auditors and independent accountants to review audit plans and work and other non-audit services regarding the Company's accounting, financial reporting and internal control systems and (d) confers quarterly with senior management, internal audit staff, and the independent accountants to review quarterly financial results. The Audit Committee consists of Messrs. Erhart, Grace and Saunders. The Board of Directors has determined that Mr. Saunders qualifies as an "audit committee financial expert" within the meaning of the applicable SEC regulations. The Audit Committee met on nine occasions during 2003.

         The Compensation/Incentive Committee makes recommendations to the Board of Directors concerning (a) salary and incentive compensation payable to officers and certain other key employees of the Company, (b) establishment of incentive compensation plans and programs generally, (c) adoption and administration of certain employee benefit plans and programs and (d) additional year-end contributions by the Company under the Roto-Rooter Savings and Retirement Plan ("Retirement Plan"). In addition, the Compensation/Incentive Committee administers the Company's (a) 2002 Executive Long-Term Incentive Plan,
(b) seven Stock Incentive Plans and the 1999 Long-Term Employee Incentive Plan and (c) grants of stock options and stock awards to key employees of the Company. The Compensation/Incentive Committee consists of Messrs. Erhart, Walsh and Wood. The Compensation/Incentive Committee met on four occasions during 2003. A copy of the Compensation/Incentive Committee Charter is available on the Company's Web site, www.rotorooterinc.com.

         The Nominating Committee (a) recommends to the Board of Directors the candidates for election to the Board at each Annual Meeting of Stockholders of the Company, (b) recommends to the Board of Directors candidates for election by the Board to fill vacancies on the Board, (c) considers candidates submitted by directors, officers, employees, stockholders and others and (d) performs such other functions as may be assigned by the Board. The Nominating Committee consists of Messrs. Erhart, Grace and Walsh. Each member of the Nominating Committee is independent as defined under the listing standards of the New York Stock Exchange. The Nominating Committee met once during 2003. In identifying and evaluating nominees for director, the Nominating Committee considers candidates with a wide variety of academic backgrounds and professional and business experiences. After reviewing written statements of the candidates' backgrounds and qualifications, the Nominating Committee arranges for personal interviews with those candidates that it believes merit further consideration. Once it has completed this process, the Nominating Committee makes its final recommendations to the Board. Mr. Breen, who is the only nominee for director who is not standing for re-election, was recommended to the Nominating Committee by Mr. McNamara, the Company's Chief Executive Officer. Stockholders wishing to submit a candidate for election to the Board should submit the name of such candidate and a supporting statement to the Company's Secretary at 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio 45202-4726. The Nominating Committee has a charter and a current copy is available on the Company's Web site, www.rotorooterinc.com.

         During 2003, there were seven meetings of the Board of Directors, and each director attended at least 75 percent of the aggregate of (a) the total number of meetings held by the Board of Directors and (b) the total number of meetings held by all Committees of the Board of Directors on which he or she served that were held during the period for which he or she was a director or member of any such Committee. While the Company does not have a formal policy with regard to Board members' attendance at the Annual Meeting, all members of the Board are encouraged to attend. Seven members of the Board attended last year's Annual Meeting held on May 19, 2003.

         The Board has determined that six of the Company's directors meet the independence requirements of the New York Stock Exchange. These directors are Messrs. Erhart, Gemunder, Grace, Saunders, Walsh and Wood.

         Stockholders wishing to communicate with members of the Board should send such communications to the Company's Secretary at 2600 Chemed Center, 255 East Fifth Street, Cincinnati, Ohio, 45202-4726. The Secretary will forward these communications to the members of the Board and, if applicable, to specified individual directors.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION/INCENTIVE COMMITTEE ON EXECUTIVE COMPENSATION

         The Company believes that executive compensation must align executive officers' interests with those of the Company's stockholders and that such interests are served by having compensation directly and materially linked to financial and operating performance criteria which, when successfully achieved, will enhance stockholder value.

         The Company attempts to achieve this objective with an executive compensation package for its senior executives which combines base salary, annual cash incentive compensation, and long-term incentive compensation in the form of stock options, stock awards and awards under the 2002 Executive Long-Term Incentive Plan ("LTIP"), along with various benefit plans, including pension plans, savings plans and medical benefits generally available to the employees of the Company.

         The executive compensation program is administered by the Compensation/Incentive Committee of the Board of Directors. The membership of the Compensation/Incentive Committee is comprised of three outside directors (i.e., nonemployees of the Company). The Compensation/Incentive Committee is responsible for the review, approval and recommendation to the Board of Directors of matters concerning base salary and annual cash incentive compensation for key executives of the Company. The recommendations of the Compensation/Incentive Committee on such matters must be approved by the full Board of Directors. The Compensation/Incentive Committee also administers the Company's stock incentive plans, under which it reviews and approves grants of stock options and stock awards, and the Company's LTIP.

         The Compensation/Incentive Committee may use its discretion to set executive compensation where, in its judgment, external, internal or individual circumstances warrant.

         Following is a discussion of the components of the executive officer compensation program.

         In determining base salary levels for the Company's executive officers, the Compensation/Incentive Committee takes into account the magnitude of responsibility of the position, individual experience and performance and specific issues particular to the Company. In general, base salaries are set at levels believed by this Compensation/Incentive Committee to be sufficient to attract and retain qualified executives when considered along with the other components of the Company's compensation structure.

         The Compensation/Incentive Committee believes that a significant portion of total cash compensation should be linked to annual performance criteria. Consequently, the purpose of annual incentive compensation for senior executives and key managers is to provide a direct financial incentive in the form of an annual cash bonus to those executives who achieve their business units' and the Company's annual goals. Operational and financial goals are established at the beginning of each fiscal year and generally take into account such measures of performance as sales and earnings growth, profitability, cash flow and return on investment. Other nonfinancial measures of performance relate to organizational development, product or service expansion and strategic positioning of the Company's assets.

         Individual performance is also taken into account in determining individual bonuses. It is the Company's belief that bonuses as a percentage of a senior executive's salary should be sufficiently high so as to provide a major incentive for achieving annual performance targets. Bonuses for senior executives of the Company generally range from 25 percent to 75 percent of base salary.

         The Long-Term Incentive Plan and stock option and stock award programs form the basis of the Company's incentive plans for executive officers and key managers. The objective of these plans has been to align executive and long-term-stockholder interests by creating a strong and direct link between executive pay and stockholder return.

         Stock options have customarily been granted annually and have been generally regarded as the primary incentive for long-term performance as they are granted at fair market value and have had vesting restrictions over four-year periods. The Committee considers each grantee's current option holdings in making grants. Both the amounts of stock awards and proportion of stock options have increased as a function of higher salary and position of responsibility within the Company. In May 2002, the stockholders of the Company approved the adoption of the LTIP covering officers and key employees of the Company. The LTIP is administered by the Compensation/Incentive Committee of the Board of Directors and was adopted to replace the restricted stock program, which was terminated at the end of 2001. Based on guidelines established by the Compensation/Incentive Committee in August 2002, the LTIP covers the granting of compensation awards based on two independent elements: 1) a totally discretionary award based on operating performance of the Company covering a period greater than one year and less than four years and 2) an award based on the attainment of a target stock price of $50 per share during 10 consecutive trading days prior to the fourth anniversary of the plan.

         The Compensation/Incentive Committee has considered, and is continuing to review, the qualifying compensation regulations issued by the Internal Revenue Service in December 1993. Generally, the Committee structures compensation arrangements to achieve deductibility under the tax regulations, except where the benefit of such deductibility is outweighed by the need for flexibility or the attainment of other corporate objectives.

         The base salary of Mr. K. J. McNamara, President and Chief Executive Officer of the Company, was increased on November 7, 2003, to a base rate of $417,600. His bonus in respect of 2003 services was $260,575. The Compensation/Incentive Committee believes that Mr. McNamara's base salary, 2003 bonus and stock options granted are consistent with his performance as measured by these factors and the other criteria discussed above.

                  Compensation/Incentive Committee
                  -------------------------------------
                  Charles H. Erhart, Jr., Chairman
                  George J. Walsh III
                  Frank E. Wood

SUMMARY COMPENSATION TABLE

         The following table shows the compensation paid to the Chief Executive Officer and the four most highly compensated executive officers of the Company for the past three years for all services rendered in all capacities to the Company and its subsidiaries:

                           SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION   SECURITIES
                          -------------------   UNDERLYING
    NAME AND                                    ROTO-ROOTER   ALL OTHER
    PRINCIPAL                           BONUS      STOCK     COMPENSATION
    POSITION        YEAR  SALARY ($)    ($)     OPTIONS (#)       ($)
------------------  ----  ----------  --------  -----------  ------------
K. J. McNamara      2003  $  406,975  $260,575    40,000     $    105,889 (1)
President and       2002     396,829   387,946    30,000          282,154
CEO                 2001     372,786   247,946       -0-          150,208

E. L. Hutton        2003     250,000   156,000       -0-           70,592 (2)
Chairman            2002     316,666   200,000    25,000          513,652
                    2001     466,592   350,000       -0-          254,311

T. S. O'Toole       2003     232,017    92,097    20,000           54,517 (3)
Executive           2002     237,592   195,959    20,000          165,050
Vice President      2001     227,327    85,559       -0-           83,429

S. S. Lee           2003     238,921   109,230    15,000           59,663 (4)
Executive           2002     235,441    98,017    14,000          130,613
Vice President      2001     227,501   110,000       -0-           94,590

A. V. Tucker, Jr.   2003     141,333    54,390     8,000           27,703 (5)
Vice President and  2002     138,783    67,745     6,000           69,972
Controller          2001     134,013    49,689       -0-           42,101

                     SUMMARY COMPENSATION TABLE (CONTINUED)

(1) Includes the following amounts: $94,616 allocated to Mr. McNamara's account under the Retirement Plan and Employee Stock Ownership Plans ("ESOP") with respect to 2003; a $3,807 premium payment for term life insurance; and $7,466 in the form of an unrestricted stock award of 200 shares of Capital Stock.

(2) Includes the following amounts: $59,742 allocated to Mr. Hutton's account under the Company's Retirement Plan and ESOP with respect to 2003; a $3,384 premium payment for term life insurance; and $7,466 in the form of an unrestricted stock award of 200 shares of Capital Stock.

(3) Includes the following amounts: $43,194 allocated to Mr. O'Toole's account under the Retirement Plan and ESOP with respect to 2003; a $3,857 premium payment for term life insurance; and $7,466 in the form of an unrestricted stock award of 200 shares of Capital Stock. Does not include amounts Mr. O'Toole received pursuant to a consulting agreement with PCI

         Holding Corp., which purchased the Company's wholly owned Patient Care, Inc. subsidiary in October 2002. Pursuant to this agreement, Mr. O'Toole receives compensation at the rate of $3,000 per month during the term of the agreement.

(4) Includes the following amounts: $57,719 allocated to Mr. Lee's account under the Retirement Plan, ESOP and Roto-Rooter's Deferred Compensation Plan and Retirement Plan with respect to 2003 and a $1,944 premium payment for term life insurance.

(5) Includes the following amounts: $24,319 allocated to Mr. Tucker's account under the Retirement Plan and ESOP with respect to 2003 and a $3,384 premium payment for term life insurance.

STOCK OPTIONS

         The table below shows information concerning Roto-Rooter stock options granted in 2003 to the named executives in the Summary Compensation Table.

                     ROTO-ROOTER STOCK OPTION GRANTS IN 2003

                                                                              POTENTIAL REALIZABLE
                                                                                      VALUE
                                                                                AT ASSUMED ANNUAL
                                                                                 RATES OF STOCK
                                                                               PRICE APPRECIATION
                                 INDIVIDUAL GRANTS                               FOR OPTION TERM
                                 -----------------                            ---------------------
                                       % OF
                    NUMBER OF         TOTAL
                    SECURITIES        OPTIONS
                    UNDERLYING        GRANTED
                     OPTIONS            TO           EXERCISE
                     GRANTED         EMPLOYEES         PRICE     EXPIRATION
      NAME            (#) (1)         IN 2003        ($/SHARE)      DATE       5% ($)      10% ($)
-----------------   ----------   -----------------   ---------   ----------   --------   ----------
K. J. McNamara        40,000             16.6%        $35.85      5/19/2013   $901,835   $2,285,427
E. L. Hutton             -0-              -0-            -0-            -0-        -0-          -0-
T. S. O'Toole         20,000              8.3          35.85      5/19/2013    450,917    1,142,713
S. S. Lee             15,000              6.2          35.85      5/19/2013    338,188      857,035
A. V. Tucker, Jr.      8,000              3.3          35.85      5/19/2013    180,367      457,085

(1) These options which were granted on May 19, 2003, provide for the purchase price of option shares equal to the fair market value of Capital Stock on that date; are transferable by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto; and become exercisable in four equal annual installments beginning on November 21, 2003.

         The table below shows information concerning Roto-Rooter stock options exercised during 2003 and the year-end number and value of unexercised Roto-Rooter stock options held by the executive officers named in the Summary Compensation Table.

                AGGREGATED ROTO-ROOTER STOCK OPTION EXERCISES IN
                      2003 AND YEAR-END STOCK OPTION VALUES

                                                 NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                OPTIONS AT 12/31/03 (#)         AT 12/31/03 ($)
                                              --------------------------  --------------------------
                     NUMBER OF
                       SHARES       VALUE
                    ACQUIRED ON    REALIZED
      NAME          EXERCISE (#)      ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-----------------   ------------   --------   -----------  -------------  -----------  -------------
K. J. McNamara          9,000      $129,840     122,000       45,000      $ 1,373,510    $ 474,750
E. L. Hutton           28,323       214,122     135,577       12,500        1,425,276      123,125
T. S. O'Toole             -0-           -0-      96,000       25,000        1,113,005      262,000
S. S. Lee               8,000        57,200      43,750       18,250          508,073      191,575
A. V. Tucker, Jr.       3,500        61,670      54,500        9,000          624,290       94,950

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with Messrs. McNamara, Lee, O'Toole and Tucker. Mr. McNamara's employment agreement provides for his continued employment as President and Chief Executive Officer of the Company through May 3, 2007, subject to earlier termination under certain circumstances, at a base salary of $404,850 per annum or such higher amount as the Board of Directors may determine, as well as participation in incentive compensation plans, stock incentive plans and other benefit plans. In the event of termination without cause, the agreement provides that for the balance of the term of the agreement, Mr. McNamara will receive severance payments equal to 150 percent of his then-current base salary, the amount of incentive compensation most recently paid or approved in respect of the previous year, and the fair market value of all stock awards which would have vested during the 12 months prior to termination notwithstanding that such shares vested on an accelerated basis effective January 1, 2002. In addition, such severance payments will be reduced by the amount of any earned income received by Mr. McNamara from any other source for any period such severance payments are payable. Messrs. Lee, O'Toole and Tucker have employment agreements which provide for their continued employment as senior executives of the Company through May 21, 2006, May 3, 2007, and May 3, 2006, respectively, and are identical in all material respects to that of Mr. McNamara, except their respective agreements provide for a base salary of $238,921, $240,800 and $140,600 per annum or such higher amounts as the Board of Directors may determine.

EXECUTIVE STOCK OWNERSHIP PLAN

         Pursuant to the Company's Executive Stock Ownership Plan, during 2003, Messrs. McNamara and E. L. Hutton had the following aggregate amounts of indebtedness outstanding (principal and interest), respectively: Mr. McNamara - $493,093; Mr. E. L. Hutton - $404,182. As of February 15, 2004, the aggregate amounts of indebtedness outstanding for Mr. McNamara and Mr. E. L. Hutton were $482,458 and $377,443, respectively.

                              CERTAIN TRANSACTIONS

         In connection with the August 2001 sale of the assets of the Company's former subsidiary, Cadre Computer Resources, Inc. ("Cadre"), to a corporation, Cadre Computer Resources Co. ("Cadre Computer"), owned by certain officers and the current employees of Cadre in August 2001, the Company loaned Cadre Computer $518,000. At December 31, 2003, the aggregate amount of indebtedness outstanding was $422,000. Messrs. McNamara and E. L. Hutton and Ms. Laney are directors of Cadre Computer. Ms. Laney, who is Chairman and CEO of Cadre Computer, also has a 40% ownership interest in Cadre Computer.

         Mr. Walsh is a partner with the law firm of Thompson Hine LLP, which provided legal services to the Company in 2003.

COMPARATIVE STOCK PERFORMANCE

         The graph below compares the yearly percentage change in the Company's cumulative total stockholder return on Capital Stock (as measured by dividing
(i) the sum of (A) the cumulative amount of dividends for the period December 31, 1998, to December 31, 2003, assuming dividend reinvestment, and (B) the difference between the Company's share price at December 31, 1998, and December 31, 2003; by (ii) the share price at December 31, 1998) with the cumulative total return, assuming reinvestment of dividends, of the (1) S&P 500 Stock Index and (2) Dow Jones Industrial Diversified Index.

                                ROTO-ROOTER INC.
                    CUMULATIVE TOTAL STOCKHOLDER RETURN FOR
                    FIVE-YEAR PERIOD ENDING DECEMBER 31, 2003

Dollars

                                  [LINE GRAPH]

DECEMBER 31 ...             1998             1999             2000           2001       2002       2003
Roto-Rooter Inc.           100.00            91.79           109.21         111.60     117.83     155.68
S&P 500                    100.00           121.04           110.02          96.95      75.52      97.18
Dow Jones Industrial
Diversified                100.00           135.47           136.45         122.67      79.65     107.76

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of December 31, 2003, with respect to the only person who is known to be the beneficial owner of more than 5 percent of Capital Stock:

     NAME AND ADDRESS       AMOUNT AND NATURE OF   PERCENT OF
OF BENEFICIAL OWNER (1)     BENEFICIAL OWNERSHIP    CLASS (3)
-------------------------   --------------------   ---------
Mario J. Gabelli,           1,549,463 shares (2)     14.3%
Marc J. Gabelli, and
various related entities.
One Corporate Center
Rye, NY 10580

(1) The table above does not include Fidelity Management & Resources Corp., ("FMR") 82 Devonshire Street, MA 02109, which held 884,000 shares of Capital Stock as of December 31, 2003. As of January 31, 2004, FMR ceased to be beneficial owner of more than five percent of the Capital Stock and held 367,700 shares of Capital Stock as of that date.

(2) Sole voting power, 1,549,463 shares; sole dispositive power, 1,549,463 shares.

(3) For purposes of calculating Percent of Class, all shares subject to stock options which were exercisable within 60 days of December 31, 2003, were assumed to have been issued.

         The following table sets forth information as of December 31, 2003, with respect to Capital Stock beneficially owned by all nominees and directors of the Company, the executive officers named in the Summary Compensation Table and the Company's directors and executive officers as a group:

                         AMOUNT AND NATURE OF       PERCENT OF
        NAME             BENEFICIAL OWNERSHIP (1)   CLASS (2)
---------------------    ------------------------   ----------
Edward L. Hutton          41,397         Direct
                         135,577         Option        1.3%
                           7,332         Trustee

Kevin J. McNamara         45,791         Direct
                         122,000         Option        1.1%
                                         Trustee (3)

Donald Breen                 100         Direct (5)

Charles H. Erhart, Jr.    10,000         Direct

Joel F. Gemunder           8,814         Direct

Patrick P. Grace             700         Direct

                           AMOUNT AND NATURE OF       PERCENT OF
         NAME              BENEFICIAL OWNERSHIP (1)   CLASS (2)
-----------------------    ------------------------   ----------
Thomas C. Hutton            41,194         Direct
                            30,500         Option
                             7,832         Trustee (3)

Sandra E. Laney             54,430         Direct
                            51,100         Option
                             7,332         Trustee (3)

Spencer S. Lee               8,932         Direct
                            51,100         Option

Timothy S. O'Toole          13,784         Direct
                            96,000         Option

Donald E. Saunders           2,031         Direct

Arthur V. Tucker, Jr.       10,483         Direct
                            54,500         Option

George J. Walsh III          2,525         Direct

Frank E. Wood                  200         Direct

Directors and Executive    240,281         Direct        2.2%
Officers as a Group        533,427         Option        4.9%
(14 persons)                68,570         Trustee (4)

FOOTNOTES TO STOCK OWNERSHIP TABLE

(1) Includes securities beneficially owned (a) by the named persons or group members, their spouses and their minor children (including shares of Capital Stock allocated as of December 31, 2003, to the account of each named person or member of the group under the Company's Retirement Plan and under the Company's ESOP or, with respect to Mr. Gemunder, allocated to his account as of December 31, 2003, under the Omnicare Employees Savings and Investment Plan), (b) by trusts and custodianships for their benefit and (c) by trusts and other entities as to which the named person or group has or shares the power to direct voting or investment of securities. "Direct" refers to securities in categories (a) and (b) and "Trustee" to securities in category (c). Where securities would fall into both "Direct" and "Trustee" classifications, they are included under "Trustee" only. "Option" refers to shares which the named person or group has a right to acquire within 60 days from December 31, 2003. For purposes of determining the Percent of Class, all shares subject to stock options which were exercisable within 60 days from December 31, 2003, were assumed to have been issued.

(2)      Percent of Class under 1.0 percent is not shown.

(3) Messrs. T. Hutton and McNamara and Ms. Laney are trustees of the Chemed Foundation which holds 60,738 shares of Capital Stock over which the trustees share both voting and investment power. This number is included in the total number of "Trustee" shares held by the Directors and Executive Officers as a Group but is not reflected in the respective holdings of the individual trustees.

(4) Shares over which more than one individual holds beneficial ownership have been counted only once in calculating the aggregate number of shares owned by Directors and Executive Officers as a Group.

(5)      Shares acquired in March of 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the regulations thereunder, the Company's executive officers and directors and persons who own more than 10 percent of Capital Stock are required to file reports with respect to their ownership and changes in ownership of Capital Stock with the Securities and Exchange Commission ("SEC"). In addition, such persons are required to forward copies of such reports to the Company. Based on a review of the copies of such reports furnished to the Company and on the written representation of such non-reporting persons that, with respect to 2003, no reports on Form 5 were required to be filed with the SEC, the Company believes that, during the period January 1, 2003 through December 31, 2003, except for Mr. E. L. Hutton and Mr. Lee, the Company's executive officers and directors and greater-than-10-percent stockholders have complied with all
Section 16(a) reporting requirements. Mr. E. L. Hutton filed a Form 4 late involving the sale of stock by his wife and Mr. Lee filed a Form 4 to reflect additional shares.

                        PROPOSAL TO APPROVE AND ADOPT THE
                            2004 STOCK INCENTIVE PLAN

         In view of the few remaining shares available for the grant of additional stock awards or stock options under the previously adopted stock incentive plans, the Board of Directors has approved, subject to stockholder approval, the adoption of the 2004 Stock Incentive Plan (the "Stock Incentive Plan") pursuant to which 700,000 shares of Capital Stock may be issued or transferred to key employees as stock incentives. The full text of the proposed Stock Incentive Plan is set forth as Exhibit A to this Proxy Statement and the following discussion is qualified in its entirety by reference to such text.

                            THE STOCK INCENTIVE PLAN

         The Stock Incentive Plan will become effective as of the date it is adopted by the stockholders of the Company, i.e., May 17, 2004. If it is not adopted by the stockholders, the Stock Incentive Plan will be of no force and effect. If it is adopted, no stock options may be granted under the Stock Incentive Plan after May 17, 2014. The Board of Directors may terminate the Stock Incentive Plan at any earlier time, but outstanding options will continue to be exercisable until they expire in accordance with their terms. The market value of the Capital Stock as of March 19, 2004 was $52.30 per share.

         The Stock Incentive Plan authorizes the issuance or transfer of a maximum of 700,000 shares of Capital Stock pursuant to stock incentives granted to key employees of the Company and its subsidiaries under the Stock Incentive Plan. For purposes of the Stock Incentive Plan, a "subsidiary" is a corporation or other form of business association of which shares (or other ownership interests) having 50 percent or more of the voting power are owned or controlled, directly or indirectly, by the Company and "key employees" are employees of the Company or a subsidiary, including officers and directors thereof, who, in the opinion of the Compensation/Incentive Committee (as defined below), are deemed to have the capacity to contribute significantly to the growth and successful operations of the Company or a subsidiary.

         Stock incentives granted under the Stock Incentive Plan may be in the form of options to purchase Capital Stock ("stock options") or in the form of awards of Capital Stock in payment of incentive compensation ("stock awards"), or a combination of stock awards and stock options. However, no more than 300,000 shares of Capital Stock may be issued or transferred pursuant to stock incentives granted under this Plan in the form of stock awards.

         The Stock Incentive Plan shall be administered by a Committee (the "Compensation/Incentive Committee") consisting of no fewer than three persons designated by, and serving at the pleasure of, the Board of Directors of the Company.

         The Compensation/Incentive Committee designates the key employees of the Company and its subsidiaries who might participate in the Stock Incentive Plan and as to the form and terms of the number of shares covered by each stock incentive granted thereunder. In making such designation, the Committee may consider an employee's present or potential contribution to the success of the Company or any subsidiary and other factors which it may deem relevant.

         Under the Stock Incentive Plan, a stock incentive in the form of a stock award will consist of shares of Capital Stock issued as incentive compensation earned or to be earned by the employee. Shares subject to a stock award may be issued when the award is granted or at a later date, with or without dividend equivalent rights. A stock award shall be subject to such terms, conditions and restrictions (including restrictions on the transfer of the shares issued pursuant to the award) as the Compensation/Incentive Committee shall designate.

         Under the Stock Incentive Plan, a stock incentive in the form of a stock option will provide for the purchase of shares of Capital Stock in the future at an option price per share which will not be less than 100 percent of the fair market value of the shares covered thereby on the date the stock option is granted. Each option shall be exercisable in full or in part six months after the date the option is granted, or may become exercisable in one or more installments and at such time or times, as the Compensation/Incentive Committee shall determine, or upon various circumstances which may result in a change of control. Unless otherwise provided in the option, an option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the option. Any term or provision in any outstanding option specifying when the option may be exercisable or that it be exercisable in installments may be modified at any time during the life of the option by the Compensation/Incentive Committee, provided, however, no such modification of an outstanding option shall, without the consent of the optionee, adversely affect any option theretofore granted to him.

         Upon the exercise of an option, the purchase price shall be paid in cash or, if so provided in the option, in shares of Capital Stock or in a combination of cash and such shares. The Company may cancel all or a portion of an option subject to exercise and pay the holder cash or shares equal in value to the excess of the fair market value of the shares subject to the portion of the option so canceled over the option price of such shares. Options shall be granted for such lawful consideration as the Compensation/Incentive Committee shall determine.

         All stock options granted under the Stock Incentive Plan will expire within ten years from the date of grant. No more than 50,000 options may be granted to an individual employee in any calendar year. A stock option is not transferable or assignable by an optionee other than by will, by the laws of descent and distribution, pursuant to a qualified domestic relations order or to certain family members, if permitted under SEC Rule 16b-3 or any successor rule thereto, and each option is exercisable, during his lifetime, only by him or a permitted transferee or assignee. Unexercised options terminate upon termination of employment, except that if termination arises from a resignation with the consent of the Compensation/Incentive Committee, the options terminate three months after such termination of employment, and except further that if an optionee ceases to be an employee by reason of his death while employed, retirement or disability, or if he should die within three months following his resignation with the consent of the Compensation/Incentive Committee, the options terminate fifteen months after an optionee's termination of employment but may be exercised only to the extent that they could have been exercised by the optionee, had he lived, three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes, if approved by the Compensation/Incentive Committee, does not constitute a termination of employment, but no options are exercisable during any such leave of absence.

         Exercise of a stock option will be conditioned on an optionee's payment in full of the purchase price for the shares, in cash or by the transfer to the Company of shares of Capital Stock at fair market value on the date of transfer. An optionee shall not be considered a holder of the shares subject to a stock option until actual delivery of a certificate representing such shares is made by the Company.

         None of the stock options granted under the Stock Incentive Plan will be "restricted," "qualified" or "incentive" stock options or options granted pursuant to an "employee stock purchase plan" as the quoted terms are defined in Sections 422 through 424 of the Internal Revenue Code of 1986, as amended.

         With respect to stock awards in shares of Capital Stock that are either transferable or not subject to a substantial risk of forfeiture, the employee must recognize ordinary income equal to the cash or the fair market value of the shares of Capital Stock and the Company will be entitled to a deduction for the same amount. With respect to stock awards that are settled in shares of Capital Stock that are restricted as to transferability and subject to substantial risk of forfeiture, the employee must recognize ordinary income equal to the fair market value of the shares of Capital Stock at the first time such shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier, and the Company will be entitled to a deduction for the same amount.

         An optionee realizes no taxable income by reason of the grant of a nonstatutory option. Subject to insider trading restrictions, upon exercise of the option an optionee realizes compensation taxable as ordinary income in the amount of the excess of the fair market value of the shares of Capital Stock over the option price on the date of exercise. Upon the sale of shares of Capital Stock acquired pursuant to the exercise of an option, an optionee realizes either a capital gain or a capital loss based upon the difference between his selling price and the fair market value of such shares on the date of exercise. Such capital gain or loss, as the case may be, will be either short-term or long-term depending on the period elapsed between the date of exercise and the date of sale. In those instances where the employee receives compensation taxable as ordinary income, the Company or a subsidiary (except for certain foreign subsidiaries) will generally be entitled to a Federal income tax deduction in the amount of such compensation. An employee will not recognize a gain on previously owned shares of Capital Stock if he exercises an option and transfers such shares to the Company in payment of the option price. Taxes payable by an optionee or awardee on exercise of an option or removal of restrictions on an award may be paid in cash, by surrender of shares, or by withholding of shares of Capital Stock as the Compensation/Incentive Committee shall determine.

         The Board of Directors, upon the recommendation of the Compensation/Incentive Committee, may amend the Stock Incentive Plan subject, in the case of specified amendments, to stockholder approval. The Stock Incentive Plan may be discontinued at any time by the Board of Directors. No amendment or discontinuance of the Stock Incentive Plan shall, without the consent of the employee, adversely affect any stock incentive held by him under the Stock Incentive Plan.

         Subject to stockholder approval, a grant of 139,727 options under the proposed Stock Incentive Plan to purchase shares valued in a total of $7,967,235 of the Company's Capital Stock and a grant of 79,672 shares of restricted stock awards in the aggregate fair market value of $4,542,917 of the Company's Capital Stock have been approved for twenty-two Vitas management employees and a group of general managers. No determination has been made with respect to any prospective grant of a stock incentive under the Stock Incentive Plan for any of the Company's executive officers or directors. It is, therefore, not possible at the present time to indicate specifically the names of the executive officers or directors to whom stock incentives may be granted or to whom stock incentives would have been granted had this Plan been in effect during 2003 or the number of shares to be subject to stock incentives or any other information concerning the operation of the Stock Incentive Plan as it may affect these specific individuals. The proceeds of sale of shares of Capital Stock under the Stock Incentive Plan will be used by the Company for general corporate purposes.

         As of December 31, 2003, the number of stock options outstanding under the Company's equity compensation plans, the weighted average exercise price of outstanding options, and the number of securities remaining available for issuance were as follows:

                      EQUITY COMPENSATION PLAN INFORMATION

Plan Category               Number of Securities to be  Weighted-average exercise   Number of securities remaining
                            issued upon exercise of     price of outstanding        available for future issuance
                            outstanding warrants and    options, warrants and       under equity compensation plans
                            rights                      rights                      [excluding securities reflected
                                                                                    in column a]
                                       (a)                        (b)                              (c)
--------------------------  --------------------------  -------------------------   --------------------------------
Equity Compensation plans
approved by stockholders            1,032,527                    $36.08                        139,219
                                    ---------                    ------                        -------
Equity Compensation plans
not approved by
stockholders (1)                      140,338                     34.79                          3,092
                                    ---------                    ------                        -------
TOTAL                               1,172,865                     35.92                        142,311
                                    =========                     =====                        =======

         (1) In May 1999 the Board of Directors adopted the 1999 Long-Term Employee Incentive Plan without stockholder approval. This plan permits the Company to grant up to 250,000 shares of non-qualified options and stock awards to a broad base of salaried and hourly employees (excluding officers and directors) of the Company. Except for the exclusion of officers and directors, this plan has the same general terms and provisions of the proposed 2004 Stock Incentive Plan. In addition, pursuant, to this plan no individual may be granted more than 25,000 stock options in a calendar year, the aggregate number of the shares of Capital Stock which may be issued pursuant to stock incentives in the form of Stock Awards shall not be more than 135,000, and no stock incentives shall be granted under the plan after May 17, 2009.

         In order to effect the approval and adoption of the Stock Incentive Plan, the following resolution will be presented to the Annual Meeting:

                  "RESOLVED, THAT THE 2004 STOCK INCENTIVE PLAN SET FORTH AS EXHIBIT A TO THE PROXY STATEMENT ACCOMPANYING THE NOTICE OF THE ANNUAL MEETING OF THE STOCKHOLDERS OF ROTO-ROOTER, INC. TO BE HELD MAY 17, 2004, BE AND THE SAME HEREBY IS APPROVED AND ADOPTED."

         The affirmative vote of the majority of the shares represented at the meeting and entitled to vote will be necessary for the adoption of the foregoing resolution, with abstentions having the effect of negative votes and broker non-votes having no effect because they are not considered entitled to vote on this matter. The approval and adoption of the Stock Incentive Plan is not a matter which is required to be submitted to a vote of the stockholders of the Company. The reason for submitting such proposal to a vote of the stockholders is to meet a condition of Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides for the deduction of certain executive compensation in excess of $1,000,000, and to meet the requirements of the New York Stock Exchange. The Stock Incentive Plan will become effective upon adoption by the stockholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE STOCK INCENTIVE PLAN.

                         PROPOSAL TO AMEND THE COMPANY'S
                     2002 EXECUTIVE LONG-TERM INCENTIVE PLAN

         The Board of Directors has approved, subject to stockholder approval, an amendment of the Corporation's 2002 Executive Long-Term Incentive Plan (the "Plan") to permit awards thereunder to be payable in shares of Capital Stock as well as in cash.

                                    THE PLAN

         The Plan, adopted in May 2002 following stockholder approval, permits the awarding of incentive compensation upon the achievement of certain performance-related goals over periods longer than one year.

         The purpose of the Plan is to provide the Company with the means to attract and retain officers and other key employees and to motivate those individuals to improve the long-term performance of the Company.

         The Plan is administered by a Committee of the Board of Directors, consisting solely of two or more "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee has the power to interpret the Plan and to prescribe, amend, and rescind rules and regulations relating to the administration of the Plan, including treatment upon terminations of employment and in connection with a change in control of the Company. The Committee's determinations with respect to the Plan are conclusive and binding.

         All officers and other key employees of the Company and its Subsidiaries, as determined by the Committee for each Plan Period, are eligible to participate in the Plan.

         At the commencement of each Plan Period, the Committee shall determine the length of the Plan Period, select which eligible employees shall participate in the Plan for that Plan Period, and determine the Performance Goals for each Participant and the payment schedule detailing the amount which may be available for payment to each Participant based on the level of achievement of the Performance Goals. Upon completion of the Plan Period, the Committee shall certify the extent to which the Performance Goals were satisfied and determine the amount available for each Participant's Award pursuant to the payment schedule. Prior to authorizing payment, the Committee may increase or decrease the amount of an Award based on any factors the Committee determines to be appropriate; provided, however, that the Committee may not increase the amount of an Award with respect to a Participant who the Committee determines in its discretion is or may be a "covered employee" under Section 162(m). A new Plan Period shall not commence until any preceding Plan Period has been completed, and the Maximum Amount of an Award with respect to a Participant for a particular Plan Period cannot exceed the product of $2,000,000 and the number of full or partial fiscal years in a Plan Period.

         The Committee can select the Performance Measures upon which the Performance Goals are based, from the following list:

     (i)     Cash flow;

     (ii)    Cash flow from operations;

     (iii)   Total earnings;

     (iv)    Earnings per share, diluted or basic;

     (v)     Earnings per share from continuing operations, diluted or basic;

     (vi)    Earnings before interest and taxes;

     (vii)   Earnings before interest, taxes, depreciation, and amortization;

     (viii)  Earnings from continuing operations;

     (ix)    Net asset turnover;

     (x)     Inventory turnover;

     (xi)    Net earnings or net income;

     (xii)   Operating earnings;

     (xiii)  Operating margin;

     (xiv)   Return on equity;

     (xv)    Return on net assets;

     (xvi)   Return on total assets;

     (xvii)  Return on capital;

     (xviii) Return on investment;

     (xix)   Return on sales;

     (xx)    Sales;

     (xxi)   Revenues;

     (xxii)  Market share;

     (xxiii) Economic value added;

     (xxiv)  Expense reduction levels;

     (xxv)   Stock price; and

     (xxvi)  Total stockholder return.

         The Performance Measures may be expressed with respect to the Company or one or more operating units or Subsidiaries. The Performance Measures may be determined on an absolute basis, relative to internal goals, relative to levels attained in prior years, or related to indices or other companies. They may also be expressed as ratios expressing a relationship between two or more Performance Measures. The Committee may adjust any Performance Measure to prevent dilution or enlargement of any Award as a result of extraordinary events or circumstances or to exclude the effects of extraordinary, unusual, or non-recurring items; changes in law, regulations, or accounting principles; currency fluctuations; discontinued operations; non-cash items; certain recapitalizations, restructurings, or other corporate transactions; stock dividends; or stock splits or combinations. However, no such adjustments will be made to the extent that amounts paid to a "covered employee" under the Plan would fail to qualify as "qualified performance-based compensation" under Section 162(m).

         Awards under the Plan were previously payable in a lump sum in cash or to a deferred compensation plan, as may be established for this purpose. The Company also may deduct from an Award any amounts required to be withheld under federal, state, or local tax laws. The proposed amendment allows the Committee sole discretion to denominate such Awards in either cash or in shares of Capital Stock. Such shares of Capital Stock shall be issued from authorized reserves of stock incentive plans approved by the stockholders.

         Nothing in the Plan shall give any person any right to continued employment, constitute a contract or agreement of employment, or interfere with the Company's right to terminate or change the conditions of employment. Any rights of a Participant under the Plan are not assignable, and cash awards shall be made from the general funds of the Company.

         Except with respect to terminations of employment or in connection with a change in control of the Company, Awards under the Plan are intended to qualify as "qualified performance-based compensation" satisfying the requirements of Section 162(m). To the extent that any provision of the Plan or an Award does not comply or is inconsistent with these requirements, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         The Board of Directors may alter, amend, suspend, or terminate the Plan; provided, however, that no amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) shall be effective unless such stockholder approval is obtained. No amendment or termination of the Plan may, without the consent of a Participant for whom an Award has been determined for a completed Plan Period but not yet paid, adversely affect the Participant's rights under such an Award.

         The Plan if amended will be so effective on May 17, 2004.

         No determination has been made with respect to the selection of Participants or the payment of Awards under the Plan as amended. It is, therefore, not possible at the present time to indicate specifically the names and positions of Participants to whom Awards may be made or any other information concerning the operation of the amended Plan as it may affect specific individuals.

         In order to effect the approval of the amendment to the Plan, the following resolution will be presented at the Annual Meeting:

                  "RESOLVED, THAT THE 2002 EXECUTIVE LONG-TERM INCENTIVE PLAN BE AMENDED TO PERMIT AWARDS THEREUNDER TO BE MADE IN SHARES OF CAPITAL STOCK AS WELL AS IN CASH, SUCH AMENDMENT BE AND THE SAME HEREBY IS ADOPTED."

         The affirmative vote of the majority of the shares represented at the meeting and entitled to vote will be necessary for the adoption of the foregoing resolution, with abstentions having the effect of negative votes and broker non-votes having no effect because they are not considered entitled to vote on this matter. The approval of the amendment of the Plan is not a matter which is required to be submitted to a vote of the stockholders of the Company. The reason for submitting such proposal to a vote of the stockholders is to meet a condition of Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides for the deduction of certain executive compensation in excess of $1,000,000, and to meet the requirements of the New York Stock Exchange.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE AMENDMENT TO THE PLAN.

                         PROPOSAL TO AMEND THE COMPANY'S
                    CERTIFICATE OF INCORPORATION, AS AMENDED,
                      TO INCREASE THE AUTHORIZED SHARES OF
                                  CAPITAL STOCK

         The Board of Directors proposes that stockholders approve an amendment to the Company's Certificate of Incorporation, as amended ("Certificate"), to increase the Company's authorized shares of Capital Stock. The amendment would increase the authorized shares of Capital Stock from 15,000,000 shares to 40,000,000 shares.

         After the Company's merger with Vitas on February 24, 2004, 12,160,961 shares of the Company's 15,000,000 shares of Capital Stock were issued and outstanding. In addition, 1,128,455 shares of Capital Stock were reserved for employee stock option plans and 381,169 shares were reserved for conversion of the Company's Capital Trust Convertible Trust Preferred Securities. Therefore, as of February 24, 2004 the Company had approximately 1,329,415 shares of unissued and unreserved Capital Stock available for further issuance.

         After the Company's acquisition of Vitas, the Board of Directors believes that the number of authorized shares of Capital Stock available for issuance is not sufficient to enable the Company to respond to potential business opportunities and to pursue objectives designed to enhance stockholder value. The additional authorized shares of Capital Stock will provide the Company with greater flexibility to use the Company's Capital Stock, without further stockholder approval except to the extent such approval may be required by law or by applicable New York Stock Exchange listing standards, for various purposes including, without limitation, raising equity capital in order to reduce the Company's level of debt or for other general corporate purposes; making future acquisitions, entering into strategic relationships, providing equity incentives to employees, officers, or directors and effecting stock dividends (including stock splits in the form of stock dividends). The Company does not currently have any specific agreements or plans that would involve the issuance of the proposed additional authorized shares of Capital Stock.

         The additional shares of Capital Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control of management. For example, without further stockholder approval, the Board of Directors could adopt a "poison pill" that would under certain circumstances related to an acquisition of the Company shares of Capital Stock not approved by the Board, give certain holders the right to acquire additional shares of the Company's Capital Stock at a low price, or the Board could strategically sell shares of Capital Stock in a private transaction to purchasers who oppose a takeover or favor the current Board.

         Although the proposal to increase the authorized shares of Capital Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board aware of any such attempt), stockholders should be aware that the approval of this proposal could facilitate future efforts by the Board to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium over the current market prices.

         In order to amend the Company's Certificate of Incorporation, as amended, the following resolution will be presented at the Annual Meeting:

                  RESOLVED, THAT THE CERTIFICATE OF INCORPORATION, AS AMENDED, OF THE CORPORATION BE FURTHER AMENDED BY STRIKING ARTICLE IV THEREOF IN ITS ENTIRETY AND SUBSTITUTING IN LIEU THEREOF THE FOLLOWING NEW ARTICLE IV:

                  "ARTICLE IV. THE TOTAL NUMBER OF SHARES OF STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS FORTY MILLION (40,000,000), OF WHICH FORTY MILLION (40,000,000) SHARES SHALL BE CAPITAL STOCK WITH A PAR VALUE OF ONE DOLLAR ($1.00) PER SHARE AMOUNTING IN THE AGGREGATE TO FORTY MILLION DOLLARS ($40,000,000).

         The affirmative vote of the holders of a majority of the Company's shares outstanding on the record date will be necessary for the adoption of the foregoing resolution. Abstentions and broker nonvotes will have the effect of votes against the resolution.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE INCREASE IN AUTHORIZED SHARES OF CAPITAL STOCK.

          AMENDING THE COMPANY'S AMENDED CERTIFICATE OF INCORPORATION
             CHANGING THE NAME OF THE COMPANY TO CHEMED CORPORATION

         The Company seeks stockholder approval to amend the Amended Certificate of Incorporation to change the Company's name from Roto-Rooter, Inc. back to Chemed Corporation. Twelve months ago, the Company changed its name from Chemed Corporation to Roto-Rooter, Inc. The rationale at that time was that the Roto-Rooter subsidiary was to be the main focus of activity. In late 2003, the Company was presented with the opportunity to make a major investment in the hospice field, which we completed on February 24, 2004. Accordingly, it is appropriate now to signal, with this name change, that our focus has broadened and the management has made a significant commitment to the hospice field.

         Approval of the amendment to the Company's Amended Certificate of Incorporation to change the Company's name requires the affirmative vote of a majority of all votes entitled to be cast by holders of record of Capital Stock. Abstentions and broker shares that are not voted on the matter will have the effect of votes against the resolution.

         A copy of the proposed amendment to the Amended Certificate of Incorporation is attached as Exhibit C to this proxy statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Audit Committee is in the process of selecting an independent accountant for the current year. PricewaterhouseCoopers LLP acted as the Company's independent accountants for 2003 and has acted as independent accountants for the Company and its consolidated subsidiaries since 1970. Ernst & Young LLP has acted as independent accountants for the Company's recently acquired subsidiary, Vitas Healthcare Corporation for more than ten years. Given the size of Vitas, which had revenues of approximately $420,000,000 for the fiscal year ending September 30, 2003, the Audit Committee is in the process of determining whether to select PricewaterhouseCoopers LLP or Ernst & Young LLP as the Company's independent accountants for 2004. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Company's Annual Meeting. Such representative shall have the opportunity to make a statement if he so desires and shall be available to respond to appropriate questions raised at the meeting.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is appointed by the Board of Directors of the Company to assist the Board in monitoring:

-        The integrity of the Company's financial statements.

-        Compliance by the Company with legal and regulatory requirements.

- The independence and performance of the Company's internal and external auditors.

         During 2000, the Audit Committee developed a charter for the Committee, which was approved by the full Board of Directors on May 15, 2000. The charter was amended on March 5, 2004. A copy of the charter, as amended, is attached hereto as Exhibit B and a copy is available on the Company's Web site, www.rotorooterinc.com.

         The Company's management has primary responsibility for preparing the Company's financial statements and for the Company's financial reporting process. The Company's independent accountants, PricewaterhouseCoopers LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

         4.       Based on the review and discussion referred to in paragraphs
                  (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the SEC.

         Each of the members of the Audit Committee is independent as defined under the listing standards of the New York Stock Exchange.

         The undersigned members of the Audit Committee have submitted this Report.

                  Donald E. Saunders, Chairman
                  Charles H. Erhart, Jr.
                  Patrick P. Grace

                      FEES PAID TO INDEPENDENT ACCOUNTANTS

AUDIT FEES

         PricewaterhouseCoopers LLP billed the Company $536,600 and $613,500, respectively, in aggregate fees and expenses for professional services rendered for the audit of the Company's annual financial statements for the years 2002 and 2003 and for the reviews of the financial statements included in the Company's Forms 10-Q for those years.

AUDIT-RELATED FEES

         PricewaterhouseCoopers LLP billed the Company $50,200 and $122,400, respectively, in aggregate fees and expenses for audit-related services rendered, primarily for the audit of the Company's employee benefit plans for the 2002 and 2003 financial statements and for implementation assistance with internal control provisions of the Sarbanes-Oxley Act of 2002.

TAX FEES

         The Company paid PricewaterhouseCoopers LLP $17,950 in fees and expenses for tax services rendered during 2002. No such services were rendered during 2003.

ALL OTHER FEES

         PricewaterhouseCoopers LLP billed the Company $2,152 and $2,172, respectively, in aggregate fees for services rendered by PricewaterhouseCoopers LLP, other than the services described above, for the years 2002 and 2003.

         The Audit Committee has adopted a policy which requires the Committee's pre-approval of audit and non-audit services performed by the independent auditor to assure that the provision of such services does not impair the auditor's independence. The Audit Committee pre-approved all of the audit and non-audit services rendered by PricewaterhouseCoopers LLP as listed above.

                              STOCKHOLDER PROPOSALS

         Any proposals by stockholders intended to be included in the proxy materials for presentation at the 2005 Annual Meeting of Stockholders must be in writing and received by the Secretary of the Company no later than December 6, 2004. Any proposals by stockholders intended to be presented at the 2004 Annual Meeting of Stockholders outside of the Company's proxy solicitation process shall be considered untimely if notice of such a proposal was not given to the Secretary of the Company by February 16, 2004. In the case of timely notice, persons named in the proxies solicited by the Company for that meeting (or their substitutes) will be allowed to use their discretionary voting authority when the proposal is raised at the meeting without any discussion of the proposal in the Company's proxy statement for that meeting.

                              ADDITIONAL COPIES OF
                       ANNUAL REPORT AND PROXY STATEMENT

         If you are a stockholder of record and share an address with another stockholder and have received only one annual report or proxy statement, you may write or call the Company to request a separate copy of these materials at no cost to you. You may write to the Company at 2600 Chemed Center, Cincinnati, Ohio 45202-4726, Attn: Investor Relations, or call 1-800-224-3633 or 513-762-6463.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the management has not been notified of any stockholder proposals intended to be raised at the 2004 Annual Meeting outside of the Company's proxy solicitation process nor does management know of any other matters which will be presented for consideration at the Annual Meeting. However, if any other stockholder proposals or other business should come before the meeting, the persons named in the enclosed proxy (or their substitutes) will have discretionary authority to take such action as shall be in accordance with their best judgment.

                            EXPENSES OF SOLICITATION

         The expense of soliciting proxies in the accompanying form will be borne by the Company. The Company will request banks, brokers and other persons holding shares beneficially owned by others to send proxy materials to the beneficial owners and to secure their voting instructions, if any. The Company will reimburse such persons or institutions for their expenses in so doing. In addition to solicitation by mail, officers and regular employees of the Company may, without extra remuneration, solicit proxies personally, by telephone or by telegram from some stockholders if such proxies are not promptly received. The Company has also retained D. F. King & Co., Inc., a proxy soliciting firm, to assist in the solicitation of such proxies at a cost which is not expected to exceed $7,500 plus reasonable expenses. This Proxy Statement and the accompanying Notice of Meeting are sent by order of the Board of Directors.

                                                 Naomi C. Dallob
                                                 Secretary

April 5, 2004

                                    EXHIBIT A

                                ROTO-ROOTER, INC.
                            2004 STOCK INCENTIVE PLAN

         1. PURPOSES: The purposes of this plan are (a) to secure for the Corporation the benefits of incentives inherent in ownership of Capital Stock by Key Employees, (b) to encourage Key Employees to increase their interest in the future growth and prosperity of the Corporation and to stimulate and sustain constructive and imaginative thinking by Key Employees, (c) to further the identification of interest of those who hold positions of major responsibility in the Corporation and its Subsidiaries with the interests of the Corporation's stockholders, (d) to induce the employment or continued employment of Key Employees and (e) to enable the Corporation to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent executives.

         2. DEFINITIONS: Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

         BOARD OF DIRECTORS: The Board of Directors of the Corporation.

         CAPITAL STOCK: The Capital Stock of the Corporation, par value $1.00 per share, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

         CORPORATION: Roto-Rooter, Inc., a Delaware corporation.

         FAIR MARKET VALUE: As applied to any date, the mean between the high and low sales prices of a share of Capital Stock on the principal stock exchange on which the Corporation is listed, or, if it is not so listed, the mean between the bid and the ask prices of a share of Capital Stock in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System on such date or, if no such sales or prices were made or quoted on such date, on the next preceding date on which there were sales or quotes of Capital Stock on such exchange or market, as the case may be; provided, however, that, if the Capital Stock is not so listed or quoted, Fair Market Value shall be determined in accordance with the method approved by the Compensation/Incentive Committee, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

         COMPENSATION/INCENTIVE COMMITTEE: The Compensation/Incentive Committee designated to administer this Plan pursuant to the provisions of Section 10.

         INCENTIVE COMPENSATION: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently or on a deferred basis, in cash, Capital Stock or other property, awarded by the Corporation or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the stockholders of the Corporation.

         KEY EMPLOYEE: An employee of the Corporation or of a Subsidiary who in the opinion of the Compensation/Incentive Committee can contribute significantly to the growth and successful operations of the Corporation or a Subsidiary. The grant of a Stock Incentive to an employee by the Compensation/Incentive Committee shall be deemed a determination by the Compensation/Incentive Committee that such employee is a Key Employee. For the purposes of this Plan, a director or officer of the Corporation or of a Subsidiary shall be deemed an employee regardless of whether such director or officer is on the payroll of, or otherwise paid for services by, the Corporation or a Subsidiary.

         OPTION: An option to purchase shares of Capital Stock.

         PERFORMANCE UNIT: A unit representing a share of Capital Stock, subject to a Stock Award, the issuance, transfer or retention of which is contingent, in whole or in part, upon attainment of a specified performance objective or objectives, including, without limitation, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Capital Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Corporation (on a consolidated or unconsolidated basis) or of any one or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing factors.

         PLAN: The 2004 Stock Incentive Plan herein set forth as the same may from time to time be amended.

         STOCK AWARD: An issuance or transfer of shares of Capital Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to Performance Units.

         STOCK INCENTIVE: A stock incentive granted under this Plan in one of the forms provided for in Section 3.

         SUBSIDIARY: A corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

         3. GRANTS OF STOCK INCENTIVES:

                  (a) Subject to the provisions of this Plan, the Compensation/Incentive Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Key Employees.

                  (b) Stock Incentives may be granted in the following forms:

                      (i) a Stock Award, or

                      (ii) an Option, or

                      (iii) a combination of a Stock Award and an Option.

         4. STOCK SUBJECT TO THIS PLAN:

                  (a) Subject to the provisions of paragraph (c) and (d) of this
         Section 4 and of Section 8, the aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives granted under this Plan shall not exceed 700,000 shares; provided, however, that the maximum aggregate number of shares of Capital Stock which may be issued or transferred pursuant to Stock Incentives in the form of Stock Awards, shall not exceed 300,000 shares.

                  (b) The maximum aggregate number of shares of Capital Stock which may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary shall not exceed 250,000 shares.

                  (c) Authorized but unissued shares of Capital Stock and shares of Capital Stock held in the treasury, whether acquired by the Corporation specifically for use under this Plan or otherwise, may be used, as the Compensation/Incentive Committee may from time to time determine, for purposes of this Plan, provided, however, that any shares acquired or held by the Corporation for the purposes of this Plan shall, unless and until transferred to a Key Employee in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Corporation, irrespective of whether such shares are entered in a special account for purposes of this Plan, and shall be available for any corporate purpose.

                  (d) If any shares of Capital Stock subject to a Stock Incentive shall not be issued or transferred and shall cease to be issuable or transferable because of the termination, in whole or in part, of such Stock Incentive or for any other reason, or if any such shares shall, after issuance or transfer, be reacquired by the Corporation or a Subsidiary because of an employee's failure to comply with the terms and conditions of a Stock Incentive, the shares not so issued or transferred, or the shares so reacquired by the Corporation or a Subsidiary shall no longer be charged against any of the limitations provided for in paragraphs (a) or (b) of this Section 4 and may again be made subject to Stock Incentives.

         5. STOCK AWARDS: Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

                  (a) A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

                  (b) For the purposes of this Plan, in determining the value of a Stock Award, all shares of Capital Stock subject to such Stock Award shall be valued at not less than 100 percent of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Key Employee and whether such shares are subject to restrictions which affect their value.

                  (c) Shares of Capital Stock subject to a Stock Award may be issued or transferred to the Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Compensation/Incentive Committee shall determine. In the event that any such issuance or transfer shall not be made to the Key Employee at the time the Stock Award is granted, the Compensation/Incentive Committee may provide for payment to such Key Employee, either in cash or in shares of Capital Stock from time to time or at the time or times such shares shall be issued or transferred to such Key Employee, of amounts not exceeding the dividends which would have been payable to such Key Employee in respect of such shares (as adjusted under Section 8) if they had been issued or transferred to such Key Employee at the time such Stock Award was granted. Any amount payable in shares of Capital Stock under the terms of a Stock Award may, at the discretion of the Corporation, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

                  (d) A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Compensation/Incentive Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. Each Stock Award shall be evidenced by a written instrument in such form as the Compensation/Incentive Committee shall determine, provided the Stock Award is consistent with this Plan and incorporates it by reference.

         6. OPTIONS: Stock Incentives in the form of Options shall be subject to the following provisions:

                  (a) The maximum aggregate number of Stock Incentives in the form of Options which may be granted to an individual employee of the Corporation or a Subsidiary in any calendar year shall not exceed 50,000 Options.

                  (b) Upon the exercise of an Option, the purchase price shall be paid in cash or, if so provided in the Option or in a resolution adopted by the Compensation/Incentive Committee (and subject to such terms and conditions as are specified in the Option or by the Compensation/Incentive Committee), in shares of Capital Stock or in a combination of cash and such shares. Shares of Capital Stock thus delivered shall be valued at their Fair Market Value on the date of exercise. Subject to the provisions of Section 8, the purchase price per share shall be not less than 100 percent of the Fair Market Value of a share of Capital Stock on the date the Option is granted.

                  (c) Each Option shall be exercisable, in full or in part, six months after the date the Option is granted, or may become exercisable in one or more installments and at such time or times, as the Compensation/Incentive Committee shall determine. Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time, in whole or in part, until the expiration or termination of the Option. Any term or provision in any outstanding Option specifying when the Option is exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Compensation/Incentive Committee, provided, however, no such modification of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to him. An Option will become immediately exercisable in full if at any time during the term of the Option the Corporation obtains actual knowledge that any of the following events has occurred, irrespective of the applicability of any limitation on the number of shares then exercisable under the Option: (1) any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "1934 Act"), other than the Corporation or any of its subsidiaries, has become the beneficial owner, within the meaning of Rule 13d-3 under the 1934 Act, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities; (2) the expiration of a tender offer or exchange offer, other than an offer by the Corporation, pursuant to which 20 percent or more of the shares of the Corporation's Capital Stock have been purchased; (3) the stockholders of the Corporation have approved (i) an agreement to merge or consolidate with or into another corporation and the Corporation is not the surviving corporation or (ii) an agreement to sell or otherwise dispose of all or substantially all of the assets of the Corporation (including a plan of liquidation); or (4) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof, unless the nomination for the election by the Corporation's stockholders of each new director was approved by a vote of at least one-half of the persons who were directors at the beginning of the two-year period.

                  (d) Each Option shall be exercisable during the life of the optionee only by him or a transferee or assignee permitted by paragraph
         (g) of this Section 6 and, after his death, only by his estate or by a person who acquired the right to exercise the Option pursuant to one of the provisions of paragraph (g) of this Section 6. An Option, to the extent that it shall not have been exercised, shall terminate when the optionee ceases to be an employee of the Corporation or a Subsidiary, unless he ceases to be an employee because of his resignation with the consent of the Compensation/Incentive Committee (which consent may be given before or after resignation), or by reason of his death, incapacity or retirement under a retirement plan of the Corporation or a Subsidiary. Except as provided in the next sentence, if the optionee ceases to be an employee by reason of such resignation, the Option shall terminate three months after he ceases to be an employee. If the optionee ceases to be an employee by reason of such death, incapacity or retirement, or if he should die during the three-month period referred to in the preceding sentence, the Option shall terminate fifteen months after he ceases to be an employee. Where an Option is exercised more than three months after the optionee ceased to be an employee, the Option may be exercised only to the extent it could have been exercised three months after he ceased to be an employee. A leave of absence for military or governmental service or for other purposes shall not, if approved by the Compensation/Incentive Committee, be deemed a termination of employment within the meaning of this paragraph
         (d); provided, however, that an Option may not be exercised during any such leave of absence. Notwithstanding the foregoing provisions of this paragraph (d) or any other provision of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years. Where an Option is granted for a term of less than ten years, the Compensation/Incentive Committee, may, at any time prior to the expiration of the Option, extend its term for a period ending not later than ten years from the date the Option was granted.

                  (e) Options shall be granted for such lawful consideration as the Compensation/Incentive Committee shall determine.

                  (f) Neither the Corporation nor any Subsidiary may directly or indirectly lend any money to any person for the purpose of assisting him to purchase or carry shares of Capital Stock issued or transferred upon the exercise of an Option.

                  (g) No Option nor any right thereunder may be assigned or transferred by the optionee except:

                           (i) by will or the laws of descent and distribution;

                           (ii) pursuant to a qualified domestic relations order
                  as defined by the Internal Revenue Code of 1986, as amended, or by the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder;

                           (iii) by an optionee who, at the time of the
                  transfer, is not subject to the provisions of Section 16 of the 1934 Act, provided such transfer is to, or for the benefit of (including but not limited to trusts for the benefit of), the optionee's spouse or lineal descendants of the optionee's parents; or

                           (iv) by an optionee who, at the time of the transfer,
                  is subject to the provisions of Section 16 of the 1934 Act, to the extent, if any, such transfer would be permitted under Securities and Exchange Commission Rule 16b-3 or any successor rule thereto, as such rule or any successor rule thereto may be in effect at the time of the transfer.

            If so provided in the Option or if so authorized by the Compensation/Incentive Committee and subject to such terms and conditions as are specified in the Option or by the Compensation/Incentive Committee, the Corporation may, upon or without the request of the holder of the Option and at any time or from time to time, cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Capital Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

                  (h) Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions, and shall be in such form, as the Compensation/Incentive Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference. Notwithstanding the preceding sentence, an Option, if so granted by the Compensation/Incentive Committee, may include restrictions and limitations in addition to those provided for in this Plan.

                  (i) Any federal, state or local withholding taxes payable by an optionee or awardee upon the exercise of an Option or upon the removal of restrictions of a Stock Award shall be paid in cash or in such other form as the Compensation/Incentive Committee may authorize from time to time, including the surrender of shares of Capital Stock or the withholding of shares of Capital Stock to be issued to the optionee or awardee. All such shares so surrendered or withheld shall be valued at Fair Market Value on the date such are surrendered to the Corporation or authorized to be withheld.

         7. COMBINATIONS OF STOCK AWARDS AND OPTIONS: Stock Incentives authorized by paragraph (b) (iii) of Section 3 in the form of combinations of Stock Awards and Options shall be subject to the following provisions:

                  (a) A Stock Incentive may be a combination of any form of Stock Award with any form of Option; provided, however, that the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with Section 5 and the terms and conditions of such Stock Incentive pertaining to an Option are consistent with Section 6.

                  (b) Such combination Stock Incentive shall be subject to such other terms and conditions as the Compensation/Incentive Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof. Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Compensation/Incentive Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

         8. ADJUSTMENT PROVISIONS: In the event that any recapitalization, or reclassification, split-up or consolidation of shares of Capital Stock shall be effected, or the outstanding shares of Capital Stock are, in connection with a merger or consolidation of the Corporation or a sale by the Corporation of all or a part of its assets, exchanged for a different number or class of shares of stock or other securities of the Corporation or for shares of the stock or other securities of any other corporation, or a record date for determination of holders of Capital Stock entitled to receive a dividend payable in Capital Stock shall occur (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid per share or other security by the Corporation or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Corporation or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.

         9. TERM: This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the stockholders of the Corporation. No Stock Incentives shall be granted under this Plan after May 17, 2014.

         10. ADMINISTRATION:

                  (a) The Plan shall be administered by the Compensation/Incentive Committee, which shall consist of no fewer than three persons designated by the Board of Directors. Grants of Stock Incentive may be granted by the Compensation/Incentive Committee either in or without consultation with employees, but, anything in this plan to the contrary notwithstanding, the Compensation/Incentive Committee shall have full authority to act in the matter of selection of all Key Employees and in determining the number of Stock Incentives to be granted to them.

                  (b) The Compensation/Incentive Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established. The

                           Compensation/Incentive Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Corporation, its Subsidiaries, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns upon all other persons claiming under or through any of them.

                  (c) Members of the Board of Directors and members of the Compensation/Incentive Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

         11. GENERAL PROVISIONS:

                  (a) Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Corporation or a Subsidiary, or shall affect the right of the Corporation or of a Subsidiary to terminate the employment of any employee with or without cause.

                  (b) No shares of Capital Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Corporation, have been complied with. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances, satisfactory to counsel to the Corporation, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Corporation or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.

                  (c) No employee (individually or as a member of a group), and no beneficiary or other persons claiming under or through him, shall have any right, title or interest in or to any shares of Capital Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to such shares of Capital Stock, if any, as shall have been issued or transferred to him.

                  (d) The Corporation or a Subsidiary may, with the approval of the Compensation/Incentive Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be a Key Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

                  (e) In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Compensation/Incentive Committee so directs, be implemented by the Corporation issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Compensation/Incentive Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in the accordance with the terms of the Stock Incentive specified by the Compensation/Incentive Committee pursuant to the provisions of this Plan. Notwithstanding any other provisions hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Compensation/Incentive Committee, on the date it is delivered by the Subsidiary or on such other date between said two dates, as the Compensation/Incentive Committee shall specify.

                  (f) The Corporation or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Corporation or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

                  (g) Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other Plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Corporation or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

         12. AMENDMENTS AND DISCONTINUANCE:

                  (a) This Plan may be amended by the Board of Directors upon the recommendation of the Compensation/Incentive Committee, provided that, without the approval of the stockholders of the Corporation, no amendment shall be made which (i) increases the aggregate number of shares of Capital Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of Section 4, (ii) increases the maximum aggregate number of shares of Capital Stock that may be issued or transferred under the Plan to directors of the Corporation or of a Subsidiary as provided in paragraph (b) of Section 4, (iii) increases the maximum aggregate number of Stock Incentives, in the form of Options, which may be granted to an individual employee as provided in paragraph (a) of Section 6, (iv) withdrawals the administration of this Plan from the Compensation/Incentive Committee, (v) permits any person who is not at the time a Key Employee of the Corporation or of a Subsidiary to be granted a Stock Incentive, (vi) permits any option to be exercised more than ten years after the date it is granted,
                           (vii) amends Section 9 to extend the date set forth therein or (viii) amends this Section 12.

                  (b) Notwithstanding paragraph (a) of this Section 12, the Board of Directors may amend the Plan to take into account changes in applicable securities laws, federal income tax laws and other applicable laws. Should the provisions of Rule 16b-3, or any successor rule, under the Securities Exchange Act of 1934 be amended, the Board of Directors may amend the Plan in accordance therewith.

                  (c) The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

                  (d) No amendment or discontinuance of this Plan by the Board of Directors or the Stockholders of the Corporation shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

                                    EXHIBIT B

                                ROTO-ROOTER, INC.
                             AUDIT COMMITTEE CHARTER

         The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

         The members of the Audit Committee shall be appointed by the Board and shall consist of at least three members of the Board who meet the independence and experience requirements of the New York Stock Exchange. Accordingly, all of the members will be directors:

         1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company,

         2. Who receive no compensation from the Company other than directors' fees, and

         3. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Audit Committee. In addition, at least one member of the Audit Committee will have accounting or related financial management expertise.

         The Audit Committee shall meet, whether in person or telephonically, at least four times each year. The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

         1. Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         2. Review the annual audited financial statements with management and the independent auditor prior to the filing by the Company of its annual report on Form 10-K, including significant financial reporting matters related thereto.

         3. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing by the Company of its reports on Form 10-Q, or where practicable, prior to the first public release of quarterly earnings.

         4. Assist Board oversight of the integrity of the Company's financial statements.

         5. Discuss earnings press releases, as well as financial information and earnings guidance provided by the Company to analysts and ratings agencies.

         6. Review with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         7. Review significant issues with respect to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

         8. Review with the independent auditor any audit problems or difficulties and management's response to them.

         9. Set clear hiring policies for employees or former employees of the independent auditor

         10. Exercise sole authority in the appointment, oversight and retention of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

         11. Exercise sole authority to approve the fees to be paid to the independent auditor.

         12. Approve any significant non-audit relationship with the independent auditor.

         13. Receive periodic reports no less frequently than annually from the independent auditor regarding all relationships between the independent auditor and the Company, and the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself to the independence of the auditor.

         14. Obtain and review, at least annually, a report by the independent auditor describing: its internal quality control procedures; any material issues raised by (i) the most recent quality control review, (ii) peer review of the firm, or (iii) any inquiry or investigation by governmental or professional authorities within the preceding five years concerning any independent audits by the firm, and any steps taken to address such issues; and all relationships between the independent auditor and the Company.

         15. Evaluate together with the Board the performance and independence of the independent auditor and, if so determined in the Audit Committee's sole authority, replace the independent auditor.

         16. Meet with the independent auditor prior to the annual audit to review the planning and scope of the audit. Exercise sole authority to approve the terms of the audit engagement.

         17. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the annual audit and quarterly reviews.

         18. Assist Board oversight of the internal audit department responsibilities, performance, and the adequacy of its resources to carry out its responsibilities.

         19. Review the appointment and replacement of the internal auditor.

         20. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

         21. Assist Board oversight of, and review with the Company's counsel, legal matters that may have a material impact on the financial statements and any material reports or inquiries received from regulators or governmental agencies.

         22. Meet with management, the internal auditor, and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or those persons believe should be discussed.

         23. Review and approve the expense reports of the Company's principal executive officer.

         24. Obtain advice, as it deems appropriate, from outside legal, accounting and other advisors.

         25. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and for the confidential, anonymous submission by employees of such concerns.

         The foregoing shall be the common recurring activities of the Audit Committee in carrying out its functions. These functions are set forth as a guide with the understanding that the Audit Committee may diverge from this guide as appropriate given the circumstances.

         The Committee shall annually conduct an evaluation of its performance.

         The Company shall provide appropriate funding, as determined by the Committee, for payment to any registered public accounting firm performing audit, review, or attest services; to outside advisors retained by the Committee; and of ordinary administrative expenses of the Committee.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

         Consequently, in carrying out its responsibilities, the Audit Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

                                    EXHIBIT C

         PROPOSED AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION
                              OF ROTO-ROOTER, INC.

         Article I of the Amended Certificate of Incorporation of Roto-Rooter, Inc. is deleted and is replaced by the following:

                                   "ARTICLE I

                The name of the Corporation is Chemed Corporation."

                             ROTO-ROOTER, INC. LOGO

                             STOCKHOLDER'S PROXY AND
     CONFIDENTIAL ESOP AND SAVINGS & RETIREMENT PLAN VOTING INSTRUCTION CARD
                  ANNUAL MEETING OF STOCKHOLDERS, MAY 17, 2004

The undersigned hereby appoints E. L. Hutton, K. J. McNamara and N. C. Dallob as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of capital stock of Roto-Rooter, Inc., held of record by the undersigned on March 19, 2004, at the Annual Meeting of Stockholders to be held on May 17, 2004, or at any adjournment thereof.

This proxy also provides confidential voting instructions for shares of Roto-Rooter, Inc., Capital Stock held by The Fifth Third Bank, Trustee of the Roto-Rooter, Inc., Employee Stock Ownership Plan I (ESOP), for the benefit of the undersigned and directs such Trustee to vote as designated on the reverse side of this card. The Trustee will vote all unallocated shares in the same proportion the allocated shares have been voted and will vote allocated shares for which no voting instructions have been received in the same proportion as total voted allocated shares.

This proxy also provides confidential voting instructions for shares of Roto-Rooter, Inc., Capital Stock held by Merrill Lynch Trust Company, Trustee of the Roto-Rooter Savings & Retirement Plan (Plan), for the benefit of the undersigned and directs such Trustee to vote as designated on the reverse side of this card. The Trustee will vote all non-vested shares in the same proportion the vested shares have been voted. Additionally, any vested shares for which no voting instructions have been received will be voted in the same proportion as total voted vested shares.

This proxy/confidential ESOP and Plan voting instruction card is solicited jointly by the Board of Directors of Roto-Rooter, Inc., and the Trustees of the ESOP and Plan, pursuant to a separate Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

The Company's proxy tabulator, Wells Fargo Bank, N. A., will report separately to the Company and to each Trustee as to proxies received and voting instructions provided. Individual ESOP and Plan voting instructions will be kept confidential by the proxy tabulator and not provided to the Company.

           PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING
            THE ENCLOSED ENVELOPE, OR VOTE BY TELEPHONE OR INTERNET.

                  (continued and to be signed on reverse side)

                                                             COMPANY #

THERE ARE THREE WAYS TO VOTE:

VOTE BY PHONE-- TOLL FREE-- 1-800-560-1965

o Use any touch-tone telephone to vote 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Daylight Time, on Wednesday, May 12, 2004.

o Have your proxy/confidential ESOP and Plan voting instruction card and the last 4 digits of the U.S. Social Security Number (SSN) or Taxpayer Identifying Number (TIN) for this account. Follow the simple instructions the voice prompts provide you.

VOTE BY INTERNET-- http://www.eproxy.com/rrr/

o Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Daylight Time, on Wednesday, May 12, 2004.

o Have your proxy/confidential ESOP and Plan voting instruction card and the last 4 digits of the U.S. Social Security Number (SSN) or Taxpayer Identifying Number (TIN) for this account. Follow the simple instructions to obtain your records and create an electronic ballot.

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES, ESOP TRUSTEE AND/OR PLAN TRUSTEE TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY/CONFIDENTIAL ESOP AND PLAN VOTING INSTRUCTION CARD.

VOTE BY MAIL

Mark, sign and date your proxy/confidential ESOP and Plan voting instruction card and return it in the postage-paid envelope provided or return it to Wells Fargo Bank, N. A., c/o Shareowner Services , P. O. Box 64873, St. Paul, MN 55164-0873.

NOTICE TO ESOP AND PLAN PARTICIPANTS: YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY WELLS FARGO BANK BY 11:59 P.M., EASTERN DAYLIGHT TIME, WEDNESDAY, MAY 12, 2004, IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED.

         IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1. Election of Directors (mark only one box):

01 Edward L. Hutton          05 Joel F. Gemunder       09 Timothy S. O'Toole       [ ] FOR all nominees     [ ] WITHHOLD ALL
02 Kevin J. McNamara         06 Patrick P. Grace       10 Donald E. Saunders           listed unless            VOTING AUTHORITY
03 Donald Breen              07 Thomas C. Hutton       11 George J. Walsh III          indicated below.         for directors.
04 Charles H. Erhart, Jr.    08 Sandra E. Laney        12 Frank E. Wood


--------------------------------------------------------------------------

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED AT THE RIGHT.


                                PLEASE FOLD HERE
 ------------------------------------------------------------------------------

2. To approve and adopt the Company's 2004 Stock Incentive Plan.                    [ ] For       [ ] Against       [ ] Abstain

3. To approve an amendment to the Company's 2002 Executive Long-Term
   Incentive Plan.                                                                  [ ] For       [ ] Against       [ ] Abstain

4. To approve an amendment to the Company's Certificate of Incorporation, as amended, increasing the number of authorized shares of Capital Stock from
   15,000,000 shares to 40,000,000 shares.                                          [ ] For       [ ] Against       [ ] Abstain

5. To approve an amendment to the Company's Certificate of Incorporation, as
   amended, changing the Company's name to Chemed Corporation.                      [ ] For       [ ] Against       [ ] Abstain

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

IF NO CHOICE IS SPECIFIED, THIS PROXY/CONFIDENTIAL ESOP AND PLAN VOTING INSTRUCTION CARD WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5, EXCEPT THAT ESOP SHARES WILL BE VOTED IN THE SAME PROPORTION AS TOTAL VOTED ALLOCATED ESOP SHARES AND PLAN SHARES WILL BE VOTED IN THE SAME PROPORTION AS TOTAL VOTED VESTED PLAN SHARES.

Address Change? Mark Box [ ] Indicate changes below:      Dated _________, 2004


                                        ---------------------------------------
                                        Signature(s) in Box

                                        NOTE: Please sign as name appears.
                                        Joint owners should each sign. When
                                        signed on behalf of a corporation,
                                        partnership, estate, trust or other
                                        stockholder, state how you are
                                        authorized to sign.